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                                                                 Exhibit 23.3



                            [LETTERHEAD OF KPMG LLP]




                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors for
Peoples Bancorp of North Carolina, Inc.
218 South Main Avenue
P.O. Box 467
Newton, NC  28658

We consent to the use of our report incorporated by reference in the Registration Statement on Form S-8 of Peoples Bancorp of North Carolina, Inc.





/s/ KPMG LLP

Charlotte, North Carolina

September 28, 2000